UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 17, 2026

Bakkt, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39544	41-2324812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3280 Peachtree Road NE, 7th Floor Atlanta, Georgia	30305
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (332) 203-3017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

On April 17, 2026, Bakkt, Inc. (the “Company”) reconvened its special meeting of the stockholders (the “Special Meeting”), which was originally convened and adjourned on March 24, 2026 in order to allow for additional time for the Company’s stockholders to vote. Of the 25,761,710 shares of the Company’s Class A common stock (“Class A Common Stock”) outstanding and entitled to vote at the Special Meeting as of the close of business on February 10, 2026, the record date for the Special Meeting, 13,266,200 shares of the Company’s Class A Common Stock, representing approximately 51.49% of the voting power of all issued and outstanding shares of the Company’s Class A Common Stock eligible to be voted at the Special Meeting, were present on April 17, 2026 at the reconvened Special Meeting in person, by remote communication or by proxy, which constituted a quorum to conduct business at the reconvened Special Meeting, and voted on the proposals as set forth below, each of which is described in more detail in the Company’s definitive proxy statement for the Special Meeting filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 13, 2026 (as supplemented, the “Special Meeting Proxy Statement”).

1. The Issuance Proposal

To approve the issuance of a number of shares of the Company’s Class A Common Stock equal to 31.5% of the aggregate number of shares of Class A Common Stock that are issued and outstanding immediately prior to the consummation of the Company’s acquisition of Distributed Technologies Research Global Ltd. (“DTR”) (the “Closing”), plus the aggregate number of shares of the Company’s capital stock issuable upon full exercise or conversion of any options, warrants or other convertible derivative securities that are outstanding immediately prior to the Closing, on an as-converted basis, but excluding any warrants to purchase shares of the Class A Common Stock, to the beneficial owners of the shares of DTR, including Akshay Naheta, the Company’s Chief Executive Officer, President and a member of the Board of Directors of the Company (the “Board”), in accordance with Sections 312.03(b), 312.03(c), and 312.03(d) of the New York Stock Exchange Listed Company Manual (such proposal, the “Issuance Proposal”).

The Issuance Proposal was approved by the votes indicated below:

For	Against	Abstain
12,999,817	229,734	36,649

2.The Adjournment Proposal

To approve an adjournment of the Special Meeting, if necessary or appropriate in the view of the Board, including but not limited to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Issuance Proposal (such proposal, the “Adjournment Proposal”).

A vote to approve the Adjournment Proposal was deemed not necessary because there was a quorum present and there were sufficient votes at the time of the Special Meeting to approve the Issuance Proposal.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: April 20, 2026

BAKKT, INC.

By:	/s/ Marc D'Annunzio
Name:	Marc D’Annunzio
Title:	General Counsel and Secretary